UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported):

                                  June 5, 2003

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                          Commission File Number 1-8002

                     THERMO ELECTRON CORPORATION CHOICE PLAN
       (Exact name of Registrant as specified in its governing documents)




Not Applicable                                                    Not Applicable
(State or other jurisdiction                (IRS Employer Identification Number)
of incorporation)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)

                                 (781) 622-1000
              (Registrant's telephone number, including area code)

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Item 4.     Changes in Registrant's Certifying Accountant

       On June 5, 2003, the Thermo Electron Corporation Choice Plan (the "Plan") engaged PricewaterhouseCoopers LLP ("PwC") as the Plan's independent certifying accountants. In connection with this engagement, the Plan dismissed Carlin, Charron & Rosen LLP ("CCR"), its prior independent certifying accountants, effective on that same day. The engagement of PwC and the dismissal of CCR were approved by the Audit Committee of the Board of Directors of Thermo Electron Corporation (the "Company") and the Pension Committee of the Company.

       The Plan engaged CCR on June 4, 2002, when it dismissed Arthur Andersen LLP, its prior independent certifying accountants. The report of CCR with respect to the Plan for the last completed fiscal year of the Plan contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the last completed fiscal year and through June 5, 2003, there were no disagreements between the Plan and CCR on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CCR, would have caused CCR to make reference to the subject matter of the disagreements in its report on the Plan's financial statements for such year.

       During the last two completed fiscal years and through June 5, 2003, the Plan did not consult with PwC regarding either the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Plan's financial statements or any matter that was the subject of a disagreement or reportable event with CCR.

       Pursuant to Item 304(a)(3) of Regulation S-K, the Plan has requested that CCR furnish it with a letter addressed to the SEC stating whether or not CCR agrees with the above statements. A copy of such letter, dated June 5, 2003, is filed as Exhibit 16 to this Form 8-K.

Item 7.     Financial Statements and Exhibits

(c)    Exhibit

       Exhibit 16 Letter from Carlin, Charron & Rosen LLP to the Securities and Exchange Commission, dated June 5, 2003.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Thermo Electron Corporation Choice Plan (Registrant)

                           By:   Thermo Electron Corporation, Plan Administrator


Date:  June 12, 2003       /s/ Peter E. Hornstra
                           -----------------------------------------------------
                           By:  Peter E. Hornstra
                           Its: Chief Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number            Description
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   16             Letter from Carlin, Charron & Rosen LLP to the Securities and
                  Exchange Commission, dated June 5, 2003.


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